UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report

                                  May 18, 2006


                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

                0-29798                             23-1408659
                -------                             ----------
        (Commission File Number)      (I.R.S. employer identification number)


       2530 Riva Road, Suite 201
         Annapolis, Maryland                           21401
       -------------------------                       -----
  (Address of principal executive office)            (Zip code)

               Registrant's telephone number, including area code
                                 (410) 224-4415


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

CompuDyne Corporation (the "Company") announced the appointment of Brad Wiggins to the position of Chief Operating Officer of the Company as of May 17, 2006. Prior to his appointment to Chief Operating Officer, Mr. Wiggins held the position of President - Attack Protection, a position he has held since January 2005. From 2002 until 2004 Mr. Wiggins pursued personal interests. From 1999 until 2002 Mr. Wiggins was Managing Director at Owens Corning (India), Ltd.

Mr. Wiggins' base salary will be $260,000 per year and he has been granted 30,000 stock options. Mr. Wiggins also has the potential to earn a bonus based on future performance and objectives.


Item 9.01       Financial Statements and Exhibits

Exhibit No.                     Description
-----------                     -----------

   99.1         Press release of the Company dated May 18, 2006



SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006



                                COMPUDYNE CORPORATION



                                By: /s/ Geoffrey F. Feidelberg
                                    --------------------------
                                     Geoffrey F. Feidelberg
                                Its: Chief Financial Officer